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                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1995
      THE VALUE LINE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND, INC.

    At a meeting held on September 21, 1995, the Board of Directors of the Fund determined to recommend to the shareholders of the Fund that they approve a change in the Fund's fundamental investment policy which would permit the Fund to invest at least 65% of its assets, under normal circumstances, in a diversified portfolio of debt securities with a dollar-weighted average portfolio of between three to ten years. At present, the Fund's policy is to invest at least 65% of its assets in adjustable rate securities that are issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, principally mortgage-backed and asset-backed securities.

    If the proposed change in investment policy is approved by shareholders, the Fund's investment objective of seeking high current income consistent with low volatility of principal would remain unchanged. However, in pursuing that objective, the Fund would no longer be restricted to investing primarily in adjustable rate mortgage securities. Moreover, the name of the Fund would be changed to "Value Line Intermediate Bond Fund, Inc."

    The Fund's Board of Directors also determined at its meeting to recommend that shareholders approve adoption of a Service and Distribution Plan which would provide that the Fund would pay the Fund's distributor (a subsidiary of the Fund's Advisor) a fee at the annual rate of 0.25% of the Fund's average daily net assets.

    The Service and Distribution Plan is designed to finance the activities of the distributor principally intended to result in sales of the Fund's shares and to include the following:

    (a) to provide incentive to securities dealers to sell fund shares and to provide administrative support services to the Fund and its shareholders;

    (b)   to   compensate   other  participating   financial   institutions  and
       organizations  (including  individuals)   for  providing   administrative
       support services to the Fund and its shareholders;

    (c) to pay for costs incurred in conjunction with advertising and marketing of Fund shares including expenses of preparing, printing and distributing prospectuses and sales literature to prospective shareholders, securities dealers and others, and for servicing the accounts of shareholders; and

    (d) other costs incurred in the implementation and operation of the Plan.

    Both proposals are to be considered by the Fund's shareholders at a meeting to be held in October or November 1995.

September 21, 1995